Exhibit 99.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
     This Fifth Amendment to Credit Agreement (this “Fifth Amendment”) is entered into as of May 19, 2011, by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (collectively, “Banks”, and each individually, a “Bank”).
W I T N E S S E T H
     WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Banks are parties to that certain Credit Agreement dated as of March 9, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Fifth Amendment);
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower;
     WHEREAS, Borrower has requested that (a) the Credit Agreement be amended to, among other things, (i) extend the maturity date, (ii) decrease pricing and (iii) amend the leverage covenant, and (b) the Banks reaffirm the Borrowing Base at $1,600,000,000.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:
Section 1. Fifth Amendment Effective Date Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date (defined below) in the manner provided in this Section 1.
     1.1 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions of “Commitment Fee Rate” and “Fifth Amendment” which shall read in full as follows:
     “Commitment Fee Rate” has the meaning, or is otherwise described as, set forth in the definition of “Applicable Margin”.
     “Fifth Amendment” means that certain Fifth Amendment to Credit Agreement dated as of May 19, 2011 among Borrower, Administrative Agent and Banks party thereto.

     1.2 Amendment to Definitions. The definitions of “Applicable Margin”, “Letter of Credit Fee”, “Loan Papers” and “Termination Date” contained in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:
     “Applicable Margin” means, on any date, with respect to each Type of Loan, or with respect to the Commitment Fee Rate, an amount determined by reference to the ratio of Outstanding Credit to the Borrowing Base on such date in accordance with the table below:

	Applicable Margin
Ratio of Outstanding Credit	for Eurodollar	Applicable Margin
to Borrowing Base	Loans	for Base Rate Loans	Commitment Fee Rate
<. 25 to 1	1.500%	0.500%	0.375%
≥. 25 to 1 and <. 50 to 1	1.750%	0.750%	0.375%
≥. 50 to 1 and <. 75 to 1	2.000%	1.000%	0.500%
≥. 75 to 1 and <. 90 to 1	2.250%	1.250%	0.500%
≥. 90 to 1	2.500%	1.500%	0.500%
          “Letter of Credit Fee” means, with respect to any Letter of Credit issued hereunder, a fee in an amount equal to the greater of (a) $500, or (b) a percentage of the stated amount of such Letter of Credit (calculated on a per annum basis based on the stated term of such Letter of Credit) determined by reference to the ratio of the Outstanding Credit to the Borrowing Base in effect on the date such Letter of Credit is issued in accordance with the table below:

Ratio of Outstanding	Per Annum Letter of Credit Fee
Credit to Borrowing Base	Percentage
<. 25 to 1	1.500%
≥. 25 to 1 and <. 50 to 1	1.750%
≥. 50 to 1 and <. 75 to 1	2.000%
≥. 75 to 1 and <. 90 to 1	2.250%
≥. 90 to 1	2.500%
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, each Facility Guarantee which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents, or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     “Termination Date” means May 19, 2016.
     1.3 Amendment to Section 2.11 of the Credit Agreement. Section 2.11 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:
     “Section 2.11 Commitment Fee. On the Termination Date, on each Quarterly Date prior to the Termination Date, and, in the event the Commitments are terminated in their entirety prior to the Termination Date, on the date of such termination, Borrower shall pay to Administrative Agent, for the ratable benefit of each Bank based on each Bank’s Commitment Percentage, a commitment fee, which shall accrue at the applicable Commitment Fee Rate (applied on a per annum basis and computed on the basis of actual days elapsed and as if each calendar year consisted of 365 days (or 366 days in a leap year)) on the average daily Availability for the Fiscal Quarter (or portion thereof) ending on the date such payment is due.”
     1.4 Amendment to Section 10.2 of the Credit Agreement. Section 10.2 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:
     “Section 10.2 Consolidated Total Debt to Consolidated EBITDA. Commencing with the Fiscal Quarter ending June 30, 2010, Borrower will not permit its ratio of Consolidated Total Debt (for the Fiscal Quarter ending on such date) to Consolidated EBITDA to be greater than 4.25 to 1.00 for such Rolling Period.”
     1.5 Replacement of Schedule 1.1 of the Credit Agreement. Schedule 1.1 to the Credit Agreement shall be replaced in its entirety with Schedule 1.1 to this Fifth Amendment and Schedule 1.1 hereto shall be deemed to be attached as Schedule 1.1 to the Credit Agreement.
Section 2. Borrowing Base Redetermination. Pursuant to Article IV of the Credit Agreement and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Borrowing Base shall be reaffirmed at $1,600,000,000 effective as of the Fifth Amendment Effective Date, and continuing until the next Scheduled Redetermination, Special Redetermination or other redetermination of the Borrowing Base thereafter. Borrower and Banks agree that the redetermination of the Borrowing Base provided for in this Section 2 shall be considered and deemed to be the May 1, 2011 Scheduled Redetermination.
Section 3. Bank Reallocation. The Banks have agreed among themselves to reallocate their respective Maximum Commitment Amounts, and to, among other things, permit one or more of the Banks to increase their respective Maximum Commitment Amounts under the Credit Agreement (each, an “Increasing Bank”). In addition, Allied Irish Banks, p.l.c. (the “Departing Bank”) desires to assign all of its rights and obligations as a Bank under the Credit Agreement to the Increasing Banks and to no longer be a party to the Credit Agreement. Administrative Agent hereby consents to (i) the reallocation of the Maximum Commitment Amounts, (ii) the Departing Bank’s assignment of its rights, interests, liabilities and obligations under the Credit Agreement to the Increasing Banks, and (iii) the increase in each Increasing Bank’s Maximum Commitment Amount. On the Fifth Amendment Effective Date and after giving effect to such reallocation, assignment and increase of the Maximum Aggregate Commitment Amount, the Maximum Commitment Amount of the Departing Bank shall terminate and the Maximum Commitment Amounts of each Bank shall be as set forth on Schedule 1.1 of this Fifth Amendment. Each Bank hereby consents to the Maximum Commitment Amounts set forth on Schedule 1.1 of this Fifth Amendment. The reallocation of the Maximum Aggregate Commitment Amount among the Banks, including the assignment by the Departing Bank of all of its rights, interests, liabilities and obligations under the Credit Agreement to the Increasing Banks, shall be deemed to have been consummated pursuant to the terms of the Assignment and Acceptance Agreement attached as Exhibit J to the Credit Agreement as if the Increasing Banks and the Departing Bank, had executed an Assignment and Acceptance Agreement with respect to such reallocation. The Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 14.9(c)(iii)(B) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 3.

Section 4. Conditions Precedent to Fifth Amendment Effective Date Amendments. The amendments contained in Section 1 hereof, the effectiveness of the Borrowing Base redetermination contained in Section 2 hereof and the Bank reallocation contained in Section 3 hereof, shall be effective on the date that each of the following conditions precedent is satisfied (the “Fifth Amendment Effective Date”):
     4.1 Counterparts. Administrative Agent shall have received counterparts hereof duly executed by Borrower and each Bank and acknowledged by each Restricted Subsidiary (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telecopy, or other written confirmation from such party of execution of a counterpart hereof by such party).
     4.2 Fees. In consideration for the agreements set forth herein, Borrower shall have paid to Administrative Agent any fees payable to Administrative Agent and Banks pursuant to or in connection with this Fifth Amendment.
     4.3 Notes. Administrative Agent shall have received duly executed Notes payable to the order of each Bank whose Maximum Commitment Amount will change as a result of the amendment set forth in Section 1.5 hereof, with such Note being in a principal amount equal to its Maximum Commitment Amount as indicated on Schedule 1.1 to the Credit Agreement (as amended by Section 1.5 hereof).
     4.4 Organization/Existence/Authority Documents. Administrative Agent shall have received such documents and certificates as Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of Borrower and the other Credit Parties, the authorization of this Fifth Amendment and the transactions contemplated hereby, and any other legal matters relating to Borrower, the other Credit Parties and this Fifth Amendment.
     4.5 Opinions. Opinions of counsel to the Credit Parties, favorably opining as to such matters as Administrative Agent may reasonably request.

     4.6 No Default; No Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency then exists.
     4.7 Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Fifth Amendment and the transactions contemplated hereby.
Section 5. Representations and Warranties. To induce Banks and Administrative Agent to enter into this Fifth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows on the Fifth Amendment Effective Date:
     5.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.
     5.2 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Fifth Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party other than Liens securing the Obligations.
     5.3 Validity and Enforceability. This Fifth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
     5.4 No Defense. Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Loan Papers or any Liens intended to be created thereby.
Section 6. Miscellaneous.
     6.1 No Waivers. No failure or delay on the part of Administrative Agent or Banks to exercise any right or remedy under the Credit Agreement, any other Loan Papers or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Papers and applicable law.

     6.2 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     6.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fifth Amendment and all related documents.
     6.4 Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     6.5 Counterparts. This Fifth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fifth Amendment until Borrower, each Bank and each Restricted Subsidiary have executed a counterpart. Facsimiles shall be effective as originals.
     6.6 Complete Agreement. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     6.7 Headings. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.
     6.8 Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER: DENBURY RESOURCES INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

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Fifth Amendment to Credit Agreement
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     Each of the undersigned (i) consent and agree to this Fifth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY GATHERING & MARKETING, INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

DENBURY HOLDINGS, INC., a Delaware corporation (f/k/a Denbury Encore Holdings Inc.)
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

DENBURY OPERATING COMPANY, a Delaware corporation (f/k/a EAP Properties, Inc. and successor-by-merger to a previous “Denbury Operating Company”)
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

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DENBURY ONSHORE, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

DENBURY MARINE, L.L.C., a Louisiana limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

DENBURY PIPELINE HOLDINGS, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

DENBURY GREEN PIPELINE-TEXAS, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

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DENBURY GULF COAST PIPELINES, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

GREENCORE PIPELINE COMPANY LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

DENBURY AIR, LLC, a Delaware limited liability company (f/k/a EAP Operating, LLC)
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

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ADMINISTRATIVE AGENT/BANK: JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank
By:	/s/ Kimberly A. Bourgeois
Kimberly A. Bourgeois,
Authorized Officer

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BANKS: BANK OF AMERICA, N.A.
By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

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BANKS: BNP PARIBAS
By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Director

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BANKS: THE BANK OF NOVA SCOTIA
By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

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BANKS: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Director

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

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BANKS: ROYAL BANK OF CANADA
By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

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BANKS: WELLS FARGO BANK, N.A.
By:	/s/ Thomas E. Stelmar, Jr.
	Name:	Thomas E. Stelmar, Jr.
	Title:	Vice President

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BANKS: UBS LOAN FINANCE, LLC
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

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BANKS: UNION BANK, N.A.
By:	/s/ Alison White
	Name:	Alison White
	Title:	Vice President

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BANKS: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON NEW YORK BRANCH)
By:	/s/ Mark A. Roche
	Name:	Mark A. Roche
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

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BANKS: BANK OF SCOTLAND plc
By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

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BANKS: COMPASS BANK
By:	/s/ Spencer Stasney
	Name:	Spencer Stasney
	Title:	Vice President

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BANKS: CAPITAL ONE NATIONAL ASSOCIATION, formerly known as Capital One, N.A.
By:	/s/ Peter Shen
	Name:	Peter Shen
	Title:	Vice President

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BANKS: COMERICA BANK
By:	/s/ Dustin S. Hansen
	Name:	Dustin S. Hansen
	Title:	Senior Vice President

By:	/s/ James A. Morgan
	Name:	James A. Morgan
	Title:	Vice President

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BANKS: ING CAPITAL LLC
By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Director

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BANKS: SUNTRUST BANK
By:	/s/ Yana Pirio
	Name:	Yana Pirio
	Title:	Director

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BANKS: CIBC, INC.
By:	/s/ Richard Antl
	Name:	Richard Antl
	Title:	Authorized Signatory

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

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BANKS: KEYBANK NATIONAL ASSOCIATION
By:	/s/ David Morris
	Name:	David Morris
	Title:	Vice President

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BANKS: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria M. Mahoney
	Name:	Daria M. Mahoney
	Title:	Vice President

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BANKS: SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	General Manager

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BANKS: FIFTH THIRD BANK
By:	/s/ Christopher Motley
	Name:	Christopher Motley
	Title:	SVP

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BANKS: STERLING BANK
By:	/s/ Allen Brown
	Name:	Allen Brown
	Title:	EVP

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BANKS: GOLDMAN SACHS BANK USA
By:	/s/ Mark Walton
Name:
Title:

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The undersigned Departing Bank hereby
acknowledges and agrees that, from and after
the Fifth Amendment Effective Date, it is no
longer a party to the Credit Agreement.

ALLIED IRISH BANKS p.l.c., as the Departing
Bank (and solely with respect to Section 3 of
this Fifth Amendment)

By:	/s/ Mark Connelly
	Name:	Mark Connelly
	Title:	Senior Vice President

By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Vice President

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SCHEDULE 1.1
FINANCIAL INSTITUTIONS

Banks	Maximum Commitment Amount	Commitment Percentage
JPMorgan Chase Bank, N.A.	$97,500,000	6.09375%
Bank of America, N.A.	$95,000,000	5.93750%
BNP Paribas	$85,000,000	5.31250%
The Bank of Nova Scotia	$85,000,000	5.31250%
Credit Suisse AG, Cayman Islands Branch	$85,000,000	5.31250%
Royal Bank of Canada	$85,000,000	5.31250%
Wells Fargo Bank, N.A.	$85,000,000	5.31250%
UBS Loan Finance, LLC	$85,000,000	5.31250%
Union Bank, N.A.	$85,000,000	5.31250%
Credit Agricole Corporate and Investment Bank (f/k/a Calyon New York Branch)	$85,000,000	5.31250%
Bank of Scotland plc	$85,000,000	5.31250%
Compass Bank	$85,000,000	5.31250%
Capital One, N.A.	$85,000,000	5.31250%
CIBC, Inc.	$85,000,000	5.31250%
Comerica Bank	$70,000,000	4.37500%
ING Capital LLC	$67,500,000	4.21875%
SunTrust Bank	$67,500,000	4.21875%
KeyBank National Association	$45,000,000	2.81250%
U.S. Bank National Association	$45,000,000	2.81250%
Sumitomo Mitsui Banking Corp.	$45,000,000	2.81250%
Fifth Third Bank	$22,500,000	1.40625%
Sterling Bank	$15,000,000	0.93750%
Goldman Sachs Bank USA	$10,000,000	0.62500%

Totals:	$1,600,000,000.00	100.000000%

Schedule 1.1
Fifth Amendment to Credit Agreement
Denbury Resources Inc.

Banks	Domestic Lending Office	Eurodollar Lending Office	Address for Notice
JPMorgan Chase Bank, NA	10 S. Dearborn 19th Floor Mail Code — IL1-0010 Chicago, Illinois 60603 Attn: Cely T. Navarro Tel. No. (312) 385-7058 Fax No. (312) 385-7107	10 S. Dearborn 19th Floor Mail Code — IL1-0010 Chicago, Illinois 60603 Attn: Cely T. Navarro Tel. No. (312) 385-7058 Fax No. (312) 385-7107	2200 Ross Avenue, 3rd Floor Mail Code: TX1-2911 Dallas, Texas 75201 Attn: Kimberly A. Bourgeois Tel. No. (214) 965-3274 Fax No. (214) 965-3280
Administrative Agent — Address:
2200 Ross Avenue, 3rd Floor
Mail Code TX1-2911
Dallas, Texas 75201
Attn: Kimberly A. Bourgeois
Tel. No. (214) 965-3274
Fax No. (214) 965-3280
Schedule 1.1
Fifth Amendment to Credit Agreement
Denbury Resources Inc.